UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                               SEPTEMBER 22, 2004
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                Date of Report (Date of earliest event reported)


                                 ORAGENICS, INC.
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             (Exact name of registrant as specified in its charter)


             FLORIDA                000-50614                 59-3410522
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  (State or other jurisdiction     (Commission               (IRS Employer
        of incorporation)          File Number)           Identification No.)


                              12085 RESEARCH DRIVE
                             ALACHUA, FLORIDA 32615
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           (Address of principal executive offices including zip code)


                                 (386) 418-4018
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               Registrant's telephone number, including area code


                                      NONE
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         (Former name or former address, if changed since last report.)

ITEM 7.  FINANCIAL INFORMATION AND EXHIBITS

         EXHIBIT NO.          DESCRIPTION
         -----------          -----------

         99.1                 Press Release


ITEM 9. REGULATION FD DISCLOSURE

      Oragenics, Inc. announces that it has been invited to present at the BIO Emerging Company Investor Forum in San Francisco in October 2004.

                                   SIGNATURES

         In accordance with the requirements of the Exchange Act, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized on this 22nd day of September, 2004.

                                       ORAGENICS, INC.
                                       (REGISTRANT)

                                       BY: /s/ Mento A. Soponis
                                           -----------------------------------
                                           Mento A. Soponis
                                           President and Chief Executive Officer